                                                                   EXHIBIT 10.37
================================================================================
                                            [space above this line for Recorder]


Recording Requested By, and                LINE OF CREDIT INSTRUMENT
---------------------------
After Recording, Please Return To:         This instrument secures indebtedness to be advanced by
---------------------------------          Beneficiary under an Accounts Financing Agreement (the
                                           "Financing Agreement").  The maximum amount to be advanced
Bruce G. Berning                           by Beneficiary pursuant to the Financing Agreement is
Tonkon, Torp, Galen, Marmaduke & Booth     $6,000,000.  The current term of the Financing Agreement
1600 Pioneer Tower                         expires July 31, 1998, but is subject to renewal thereafter.
888 SW Fifth Avenue
Portland, OR 97204-2099


                              FIRST AMENDMENT TO
                       TRUST DEED, ASSIGNMENT OF RENTS,
                    SECURITY AGREEMENT, AND FIXTURE FILING
                          (LINE OF CREDIT INSTRUMENT)


           THIS FIRST AMENDMENT TO TRUST DEED, ASSIGNMENT OF RENTS, SECURITY AGREEMENT, AND FIXTURE FILING (this "Amendment"), dated as of January 7, 1996, amends the Trust Deed, Assignment of Rents, Security Agreement and Fixture Filing dated as of January 9, 1996 and recorded in the real property records of Snohomish County, Washington on March 26, 1996 as instrument number 9603260342 in Volume 3140, Pages 2877 through 2887 and affecting the property described in Exhibit A (the "Trust Deed"). The Trust Deed was made by CARVER CORPORATION, A Washington corporation whose address is 20121 48th Avenue West, Lynnwood, Washington 98036 ("Grantor"), to CHICAGO TITLE INSURANCE COMPANY, having its address at 19725 40th Avenue West, Suite A, Lynnwood, Washington 98036 ("Trustee"), for the benefit of CONGRESS FINANCIAL CORPORATION (NORTHWEST), having its office at 101 SW Main Street, Suite 725, Portland, Oregon 97204 ("Beneficiary"). All capitalized terms that are not defined in this Amendment have the meanings assigned to those terms in the Trust Deed.


                                 BACKGROUND

           Grantor has asked Beneficiary, and Beneficiary has agreed, to enter into a modification of the Financing Agreement to provide for a temporary overadvance in an amount not to exceed the sum of $1,500,000, which amount will be included in the maximum credit of $6,000,000 to be advanced by Beneficiary. In addition, Grantor and Beneficiary have extended the maturity date of the Financing Agreement to July 31, 1998.

                                 AMENDMENT

           For valuable consideration, receipt and sufficiency of which are acknowledged, Grantor and Beneficiary agree as follows:

           1. The paragraph which appears in the upper righthand portion of the first page of the Trust Deed is amended in its entirety to read as follows:

           "LINE OF CREDIT INSTRUMENT

           "This instrument secures indebtedness to be advanced by Beneficiary under an Accounts Financing Agreement (the "Financing Agreement"). The maximum amount to be advanced by Beneficiary pursuant to the Financing Agreement is $6,000,000. The current term of the Financing Agreement expires July 31, 1998, but is subject to renewal thereafter."

           2. The paragraph on page 1 of the Trust Deed which currently reads as follows:

                  "WHEREAS, Beneficiary has agreed to enter into a modification of the Financing Agreement to provide for a temporary overadvance in an amount not to exceed $1,000,000 or such lesser amount as is described in the Eleventh Amendment to Accounts Financing Agreement, of even date herewith; and"

is hereby amended to read as follows:

                  "WHEREAS, Beneficiary has agreed pursuant to the Seventeenth Amendment to the Financing Agreement to provide a temporary overadvance in an amount not to exceed $1,500,000, which amount is included in the aggregate $6,000,0000 limit described above; and"

           3. Except as specifically provided above, the Trust Deed remains fully valid, binding and enforceable in accordance with its terms.


       GRANTOR:                             CARVER CORPORATION

                                            By /s/ Debra Griffith

                                            Title Vice President Finance

       BENEFICIARY:                         CONGRESS FINANCIAL CORPORATION
                                             (NORTHWEST)



                                            By /s/ Drew C. Stawin

                                            Title Vice President


STATE OF WASHINGTON    )
                       )  ss.
County of Snohomish    )

           On this 20th day of January, 1997, before me personally appeared Debra L. Griffith, who being duly sworn, stated that he is the V.P. Finance of CARVER CORPORATION, a Washington corporation, and acknowledged the foregoing instrument to be the voluntary act and deed of the corporation, executed by authority of its board of directors.


                                            /s/ John P. World
                                            Notary Public for Washington
                                            My Commission Expires: 4-9-00



STATE OF OREGON        )
                       )  ss.
County of Multnomah    )

           On this 31st day of January, 1997, before me personally appeared Drew
C. Stawin, who being duly sworn, stated that he is the Vice President of CONGRESS FINANCIAL CORPORATION, an Oregon corporation, and acknowledged the foregoing instrument to be the voluntary act and deed of the corporation, executed by authority of its board of directors.


                                            /s/ Jennifer Jean Grable
                                            Notary Public for Oregon
                                            My Commission Expires: 4-3-98

                                       3